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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 19, 2004



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           NEW YORK                     1-4743                11-1362020
        (State or Other            (Commission File        (I.R.S. Employee
Jurisdiction of Incorporation)         Number)           Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 19, 2004, Standard Motor Products, Inc. (the "Company") was informed in writing by KPMG LLP ("KPMG") that KPMG resigned as of such date as the Company's independent accountants.

         The audit reports of KPMG on the consolidated financial statements of the Company as of and for the two fiscal years ended December 31, 2002 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the consolidated financial statements of the Company for fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period through August 19, 2004, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference thereto in its opinions thereon.

         No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the two fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period through August 19, 2004.

         KPMG had not previously advised management or the Audit Committee of the Company of its intention to resign. The Audit Committee has commenced an immediate search for a new independent accountant, including requesting proposals from other accounting firms.

         The Company has provided KPMG with a copy of this disclosure and requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG's letter is filed as an exhibit to this Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  16.1 Letter from KPMG LLP dated September 8, 2004 regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STANDARD MOTOR PRODUCTS, INC.


                                            By: /S/ JAMES J. BURKE
                                                James J. Burke
                                                 Vice President Finance,
                                                 Chief Financial Officer

Date: September 8, 2004



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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

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16.1         Letter from KPMG LLP dated September 8, 2004 regarding change in certifying accountant





















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